UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 18, 2006

                          CAPSTONE TURBINE CORPORATION

             (Exact name of registrant as specified in its charter)

          Delaware                       001-15957               95-4180883
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  file number)         Identification No.)

               21211 Nordhoff Street, Chatsworth, California 91311
               (Address of principal executive offices) (Zip Code)
                                 (818) 734-5300
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS
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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers
SIGNATURE



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Section 5 -- Corporate Governance and Management

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On April 19, 2006, the Board of Directors of Capstone Turbine Corporation ("Capstone" or "the Company") appointed Mark Gilbreth as Executive Vice President and Chief Operating Officer of the Company, effective as of April 18, 2006.

     Mr. Gilbreth, 33, most recently served as the Company's Vice President, Engineering Technologies. Mr. Gilbreth has been with the Company since 1995 and has held positions of increasing responsibilities in Engineering, Program Management and Customer Service. Prior to joining Capstone, he was employed as a Product Development Engineer for five years with Sundstrand Power Systems in San Diego.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CAPSTONE TURBINE CORPORATION
                                            (Registrant)

Date: April 21, 2006                        By: /s/ Walter J. McBride
                                                Walter J. McBride
                                                Chief Financial Officer